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Exhibit 99.1 - Press Release dated January 22, 2004

1306 Squire Court, Dulles, VA 20166, 703-450-0400, FAX 703-450-0406
E-mail: info@steelcloud.com, www.steelcloud.com

For investor or marketing information contact: William D. Hughes at 703-450-0400, ext. 5124
For financial information please access our web site at www.steelcloud.com

PRESS RELEASE
For Immediate Distribution

            SteelCloud Revenues and Earnings Increase in Fiscal 2003

                 Company Focused on Network Security Solutions
                    with Appliances and Consulting Services

Dulles, VA, January 22, 2004 - SteelCloud Inc. (NASDAQ: SCLD), a leading supplier of network security solutions, today announced financial results for its year ended October 31, 2003.

For the fiscal year ended October 31, 2003, revenue from continuing operations increased 13.3% to $33,042,999 from $29,157,368 in fiscal 2002. The Company recorded net earnings from continuing operations before taxes of $363,932 for the fiscal year 2003 compared to net earnings before taxes of $290,723 in the previous fiscal year. Including discontinued operations, the Company recorded net income of $219,988 in fiscal 2003 compared to a consolidated net loss of $1,115,185 for the fiscal year ending October 31, 2002. Earnings per share were $.02 in fiscal 2003 compared to a net loss per share of $.10 in fiscal 2002.

"Over a year ago, we embarked upon our plan to transform SteelCloud into a network security market force under our own brand name," said Thomas P. Dunne, SteelCloud Chairman and CEO. "We started investing in developing our own security appliances and by mid 2003 announced our partnership with Computer Associates, a world-wide market leader in network security software. By year end, we had developed a line of SteelCloud branded security appliances, established channels of distribution, staffed a 24/7 customer care center and sold appliances to businesses in North America and Europe. In late October, we funded our network security plan by raising approximately $7.5 million in gross proceeds from institutional and private investors. In 2004 we'll continue to strengthen our market position with judicious investments into innovative, proprietary technologies, new products and new partner programs. Meanwhile, our network security and infrastructure consulting services business is growing and our systems integrator and solutions businesses continue to perform according to plan."

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Fiscal Year 2003 Highlights:

o Concluded an agreement with Computer Associates to create and market security appliances

o        Developed and delivered SteelCloud Antivirus Gateway Appliances

o Entered into reseller agreements with over 20 national and international Value Added Resellers

o Signed a contract with Arrow Electronics MOCA Division for distribution in North America

o        Delivered over 10,000 servers and completed the `Wide Field of View'
         Contract

o Won a new contract with US Post Service for `Automated Parcel Process System' program

o        Made investments in new intellectual property

o Won major new and renewal consulting services contracts with organizations including Blue Cross/Blue Shield for the 7th consecutive year

o        Ended the fiscal year with $8.1 million in cash

As previously announced, the Company will hold a conference call at 11:00 a.m. EST on Thursday, January 22, 2004 to discuss the earnings release. Thomas P. Dunne, Chairman and Chief Executive Officer of SteelCloud will host the call. For those investors interested in joining the conference call, please dial 1-800-817-8874; international callers dial 1-312-461-9314 and reference pass code 6054577. SteelCloud will file its annual audited 10K report with the SEC on or before January 29, 2004.

About SteelCloud

SteelCloud is a leading provider of network security solutions. The company develops security solutions with some of the world's premiere software and technology companies. With a 16-year history of delivering complex server solutions to major corporate and public sector enterprises, the company has won numerous awards for technical excellence and customer services. SteelCloud's comprehensive engineering, product development, and support infrastructure provides a unique capability for rapidly developing cost effective, high performance, hardened network appliances. SteelCloud can be reached at 703-450-0400. Additional information is available at www.steelcloud.com.

                                      # # #
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"Safe Harbor" statement under the Private Securities Litigation Reform Act of
1995: Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward looking statements that involve a number of risks and uncertainties. It is possible that the assumptions made by management are not necessarily the most likely and may not materialize. In addition, other important factors that could cause actual results to differ materially include the following: business conditions and the amount of growth in the computer industry and general economy; competitive factors; ability to attract and retain personnel, including key sales and management personnel; the price of the Company's stock; and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-K and its quarterly reports on Forms 10-Q; and any reports on Form 8K. SteelCloud takes no obligation to update or correct forward-looking statements.

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                                STEELCLOUD, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                           OCTOBER 31,
                                                                          ----------------------------------------
                                                                                 2002                   2003
                                                                          ------------------    ------------------
ASSETS
Current assets:
   Cash and cash equivalents.....................................             $    751,323        $    8,098,221
   Accounts receivable, net of allowance for doubtful accounts of
   $293,000 as of October 31, 2002 and 2003......................                6,082,340             5,332,549
   Inventory, net................................................                4,180,812             2,880,944
   Deferred tax asset............................................                  400,000               400,000
   Income tax receivable.........................................                   55,392                55,392
   Prepaid expenses and other current assets.....................                  208,892               184,420
   Deferred contract costs.......................................                2,039,339                 7,053
   Assets held for sale..........................................                  953,320                     -
                                                                          ------------------    ------------------
Total current assets.............................................               14,671,418            16,958,579

Property and equipment, net......................................                  304,081               477,111
Equipment on lease, net..........................................                  574,272               335,935
Goodwill and other intangible assets, net........................                1,778,059             1,778,059
Other assets.....................................................                  304,922               211,155
                                                                          ------------------    ------------------
Total assets.....................................................              $17,632,752           $19,760,839
                                                                          ==================    ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable..............................................             $  3,620,580          $  3,202,195
   Accrued expenses..............................................                1,542,277             1,484,145
   Notes payable, current portion................................                  503,823                96,133
   Liabilities held for sale.....................................                  641,145                     -
   Unearned revenue..............................................                4,507,859               293,363
                                                                          -----------------     -------------------
Total current liabilities........................................               10,815,684             5,075,836
    Notes payable, long-term portion.............................                   60,000                59,952
    Other........................................................                        -                 6,415
                                                                          -----------------     -------------------
Total long-term liabilities......................................                   60,000                66,364
Stockholders' equity:
  Common stock, $.001 par value; 50,000,000 shares authorized,
  10,447,611 and 13,008,553 shares issued and outstanding at
  October 31, 2002 and 2003, Respectively........................                   10,448                13,009
Additional paid-in capital.......................................               39,553,017            47,192,036
Treasury stock, 400,000 shares at October 31, 2002 and 2003,
  respectively...................................................               (3,432,500)           (3,432,500)
Accumulated deficit..............................................              (29,373,897)          (29,153,909)
                                                                          -----------------     -------------------
Total stockholders' equity.......................................                6,757,068            14,618,636
                                                                          -----------------     -------------------
Total liabilities and stockholders' equity.......................             $ 17,632,752          $ 19,760,839
                                                                          =================     ===================

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                                STEELCLOUD, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                             YEARS ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                                 2001                 2002                 2003
                                                            ----------------     ----------------    -----------------

Net revenues.........................................       $     25,791,082     $     29,157,368    $     33,042,999
Costs of revenues....................................             19,406,836           22,163,435          26,353,462
                                                            ----------------     ----------------    -----------------
Gross profit.........................................              6,384,246            6,993,933           6,689,537

     Selling and marketing...........................                724,337            1,184,406           1,276,386
     General and administrative......................              3,956,293            4,769,552           4,550,414
     Research and product development................                      -                    -             494,087
     Impairment of goodwill..........................                      -              132,644                   -
     Amortization of goodwill........................                394,216              394,216                   -
                                                            ----------------     ----------------    -----------------

Income from operations...............................              1,309,400              513,115             368,650

Other income (expense):
     Interest income.................................                 87,961                5,525               5,661
     Interest expense................................               (245,532)             (78,734)            (22,800)
     Other, net......................................                (26,396)            (149,183)             12,421
                                                            ----------------     ----------------    -----------------
Income from continuing operations before income tax..              1,125,433              290,723             363,932

Provision for (benefit from) income taxes............                102,276             (279,800)                  -
                                                            ----------------     ----------------    -----------------
Income from continuing operations ...................              1,023,157              570,523             363,932
(Loss) from discontinued operations, net of tax......                 (9,431)          (1,685,708)           (134,367)
(Loss) on disposal of discontinued operations,
  net of tax.........................................                      -                    -              (9,577)
                                                            ----------------     ----------------    -----------------
Income (loss) before cumulative effect of accounting
  change.............................................       $      1,013,726     $     (1,115,185)   $        219,988
Cumulative effect of change in accounting principle..               (576,001)                   -                   -
                                                            ----------------     ----------------    -----------------
Net income (loss)....................................          $     437,725     $     (1,115,185)   $        219,988

Dividends to preferred stockholders..................               (112,500)                   -                   -
Increase to income available to common stockholders
     from repurchase of preferred stock..............                721,816                    -                   -
                                                            ----------------     ----------------    -----------------
Net income (loss) available to common stockholders...       $      1,047,041     $     (1,115,185)   $        219,988
                                                            ================     ================    =================

Earnings (loss) per share.
Earnings from continuing operations..................       $           0.10     $           0.06    $           0.04
(Loss) from discontinued operations..................                      -                (0.17)              (0.01)
                                                            ----------------     ----------------    -----------------
Net earnings (loss) per share........................       $           0.10     $          (0.11)   $           0.03
                                                            ================     ================    =================

Earnings (loss) per share, fully diluted
Earnings (loss) from continuing operations...........       $           0.08     $           0.05    $           0.03
(Loss) from discontinued operations..................                      -                (0.15)              (0.01)
                                                            ----------------     ----------------    -----------------
Net earnings (loss) per share........................       $           0.08     $          (0.10)   $           0.02
                                                            ================     ================    =================
Pro  forma amounts assuming the accounting change
is applied retroactively:
  Net income (loss) to common stockholders.............     $      1,623,042     $     (1,115,185)   $        219,988
                                                            ================     ================    =================
Net earnings (loss) per share, basic.................       $           0.16     $          (0.11)   $           0.03
                                                            ================     ================    =================
Net earnings (loss) per share, fully diluted.........       $           0.08     $          (0.10)   $           0.02
                                                            ================     ================    =================